                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number: 811-8059

                     Cohen & Steers Special Equity Fund, Inc.
               (Exact name of registrant as specified in charter)

             757 Third Avenue, New York, NY                    10017
           (Address of principal executive offices)          (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(b)(1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b)(2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b)(3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b)(4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SPECIAL EQUITY FUND, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our annual report for Cohen & Steers Special Equity Fund for the quarter and year ended December 31, 2002. On that date the net asset value of the fund was $27.50 per share. In addition, a semiannual dividend of $0.61 per share was declared for shareholders of record on December 19, 2002 and was paid on December 20, 2002.

INVESTMENT STRATEGY UPDATE

    We would like to share with you a progress report on the changes we implemented last year to the fund's investment strategy. Most importantly, we are pleased with the bottom line result -- as reviewed in detail below, the fund had a total return of 7.7% in 2002 and outperformed its benchmark index by 3.9%. As we outlined in last year's annual report, we believed that the maturation of both the real estate industry and the public market for real estate companies dictated a highly focused portfolio management strategy seeking to capitalize on fundamental and valuation discrepancies among property sectors, geographic regions, and individual companies. To help implement the strategy we are utilizing a proprietary valuation/folio construction model that focuses on real estate net asset value and cash flow growth. As measured by the actual results of the fund (and the theoretical results of the model), the model is delivering what we expected.

    We are convinced that the fund's strategy is right for the environment. Return expectations have declined considerably in the capital markets. In that environment modest share price changes for REITs, which derive a significant percentage of their total return from current income, can be meaningful. The model helps us identify those changes. While return expectations have declined, as you will see in the Investment Review below, the spreads in fundamentals, performance and valuations among REIT property sectors have been as wide as we have ever seen. These factors support the opportunity for a focused, nimble strategy that can take advantage of these fluctuations.

    How is the fund positioned among the universe of over 70 real estate funds? Simply stated: a core REIT fund with a higher return/risk profile. Our objectives are to manage a concentrated portfolio, be aggressive in taking advantage of pricing anomalies among sectors and companies, constrain risk by adhering to a defined universe of REITs (and companies that share their real estate and correlation characteristics), and outperform the REIT indexes. Differentiating the fund are the managers that execute the strategy, the valuation model that guides the strategy, and the fund's tax efficiency considering its capital loss carryforward.

    Demonstrating support for the future, the fund's investment adviser has extended through December 31, 2003 its agreement to waive its fee and/or reimburse the fund for expenses incurred in order to limit the fund's expense ratio to 1.50% of the fund's net assets.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

INVESTMENT REVIEW

    In the fourth quarter of 2002, Cohen & Steers Special Equity Fund had a total return of 1.6%, which compared to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the full year, the fund had a total return of 7.7%, which compared to NAREIT's return of 3.8%. For the fourth year in a row the fund outperformed the broad stock market, as measured by the Standard & Poor's 500 Index, which had a total return of - 22.1% in 2002.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Reflecting the strength of the consumer economy, regional mall REITs had a total return of 24.6%, shopping centers were up 17.7%, and the relatively healthy industrial sector rose 17.3%. The worst performers were the office and apartment sectors, which returned - 6.3% and - 6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    Despite our overweight in the office sector, our stock selection helped us to add value in that sector overall. Specifically, the shares of Brookfield Properties, which had a 19.9% total return, benefited as investors gained confidence that its strong growth profile would not be derailed by the company's New York office properties following 9/11. In addition, Brookfield benefited from the spin-off of its homebuilding business subsequent to year end. We fully expect that our office position will be very rewarding in the coming year. Our overweight in the regional mall sector also helped our performance. CBL & Associates, which had a 35.0% total return, benefited from its acquisition program, the appreciation in regional mall values, and its 23.0% dividend growth over the past year. Rounding out the major property sectors, our significant underweight in the apartment sector helped our performance during the year, while our underweight in the shopping center sector detracted from performance. Other standout holdings were ProLogis (24.0%), the largest industrial property owner, and Alexander's (13.4%), which is almost a year away from completing its $650 million headquarters for Bloomberg L.P. in Manhattan.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The delay of a real estate and earnings recovery until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower. As a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, REIT dividends appear to remain well covered, and we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    The average REIT dividend yield of 7.05% at year end was approximately the same as the prior year, as was the average P/E multiple, and for that matter the absolute price level. The valuation measures that did change during the year were the P/E spread between REITs and stocks, which narrowed, and the premium of the yield of REITs over the 10-year Treasury, which widened to a record level. While the year was a roller coaster of price movements, emotions and expectations, little appears to have changed from start to finish.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year probably adequately discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion, and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through income may well attract even more investors to REITs.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    With respect to property weights, we expect to be right in maintaining a strong emphasis in the office sector and that this will contribute materially to our performance in 2003. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that are adequately covered by cash flows. We are maintaining an underweight in the apartment sector because of the persistence of new construction despite continually declining demand. Our expectations for a stronger economy warrant representation in both the regional mall and industrial sectors, although high industrial company valuations could limit opportunities in that sector.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large,

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, real estate fundamentals will remain our primary focus.

Sincerely,

             MARTIN COHEN           ROBERT H. STEERS
             MARTIN COHEN           ROBERT H. STEERS
             President              Chairman

             JOSEPH M. HARVEY       JAMES S. CORL
             JOSEPH M. HARVEY       JAMES S. CORL
             Portfolio Manager      Portfolio Manager

-------------------------------------------------------------------------------
              Cohen & Steers is online at COHENANDSTEERS.COM

        We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

        ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

        Check out our interactive Asset Allocation Tool, which
        allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
-------------------------------------------------------------------------------

                  So visit us today at COHENANDSTEERS.COM

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long term through investment in real estate securities. The fund pursues its investment objectives by seeking investments in a limited number of REITs and other real estate companies. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, as well as fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential, and valuation. Investments are selected for capital appreciation; current income is incidental to the fund's investment objective.

    The fund dramatically outperformed the S&P 500 in 2002, and outperformed the NAREIT Equity REIT Index by 3.9%. While the U.S. economy struggled to recover, REITs outperformed the broader equity markets due to their favorable relative earnings growth, attractive relative valuations and, notably, their high relative dividend yields. Our overweight and stock selection in the regional mall sector helped our performance during the year, as did our underweight in the apartment sector. The regional mall sector benefited from strong earnings growth, which was driven by the strength in consumer spending and the demand for space by retailers, as well as a high level of acquisition activity. Apartments suffered from a persistent level of new construction while at the same time demand was curtailed by job losses and single-family homebuying. Detracting from the portfolio's performance was the underweight in the shopping center sector and an overweight in the office sector. While the office sector was affected by the economic slowdown and the contraction in employment and corporate space needs, our stock selection helped us to add value in the office sector overall.

                           Average Annual Total Returns
                          For period Ended Dec. 31, 2002

                      1 Year           5 Years        Since Inception (3/8/97)
Fund                   7.67%            -0.20%                 6.18%
NARIET Equity(a)       3.82%             3.30%                 6.70%
S&P 500(a)           -22.12%            -0.58%                 2.70%

                  GROWTH OF A $10,000 INVESTMENT
                          SINCE INCEPTION

                    Cohen & Steers      NAREIT
                       Special       Equity REIT           S&P
                     Equity Fund        Index              500
                    --------------   -------------      -----------
    5/8/97(b)          10,000           10,000            10,000
   6/30/97             10,917           10,794            10,824
   9/30/97             13,627           12,070            11,635
  12/31/97             14,169           12,281            11,969
   3/31/98             13,742           12,224            13,638
   6/30/98             12,827           11,663            14,088
   9/30/98              9,660           10,436            12,687
  12/31/98              9,375           10,131            15,389
   3/31/99              8,881            9,643            16,155
   6/30/99             10,386           10,615            17,294
   9/30/99              9,337            9,762            16,213
  12/31/99             12,072            9,663            18,626
   3/31/00             11,324            9,893            19,054
   6/30/00             10,467           10,935            18,549
   9/30/00             11,960           11,772            18,369
  12/31/00             12,480           12,210            16,933
   3/31/01             12,955           12,257            14,925
   6/30/01             13,587           13,607            15,798
   9/30/01             12,577           13,250            13,479
  12/31/01             13,028           13,910            14,921
   3/31/02             14,516           15,058            14,962
   6/30/02             15,355           15,812            12,957
   9/30/02             13,813           14,381            10,718
  12/31/02(b)          14,027           14,441            11,622

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(a) The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are based on April 30, 1997, the date nearest the fund's inception date for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Commencement of operations.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                                    NUMBER        VALUE
                                                                  OF SHARES      (NOTE 1)
                                                                 -----------   -----------
EQUITIES                                               99.49%
    DIVERSIFIED                                         4.57%
         Alexander's(a).......................................        12,900   $   832,695
                                                                               -----------
    HEALTH CARE                                         3.35%
         Ventas...............................................        53,200       609,140
                                                                               -----------
    HOTEL                                               8.61%
         FelCor Lodging Trust.................................        18,600       212,784
         Host Marriott Corp.(a)...............................        75,200       665,520
         Starwood Hotels & Resorts Worldwide..................        29,000       688,460
                                                                               -----------
                                                                                 1,566,764
                                                                               -----------
    INDUSTRIAL                                          3.48%
         Catellus Development Corp.(a)........................         2,900        57,565
         ProLogis.............................................        22,900       575,935
                                                                               -----------
                                                                                   633,500
                                                                               -----------
    OFFICE                                             39.14%
         Arden Realty.........................................        44,900       994,535
         Boston Properties....................................        21,300       785,118
         Brookfield Properties Corp.(b).......................        61,400     1,240,280
         CarrAmerica Realty Corp. ............................        20,500       513,525
         Crescent Real Estate Equities Co. ...................        60,500     1,006,720
         Equity Office Properties Trust.......................        25,200       629,496
         SL Green Realty Corp. ...............................        20,800       657,280
         Vornado Realty Trust.................................        34,900     1,298,280
                                                                               -----------
                                                                                 7,125,234
                                                                               -----------
    OFFICE/INDUSTRIAL                                  11.81%
         Kilroy Realty Corp. .................................        59,000     1,359,950
         Reckson Associates Realty Corp. .....................        37,500       789,375
                                                                               -----------
                                                                                 2,149,325
                                                                               -----------

-------------------
(a) Nonincome producing security.
(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is normally deemed the principal exchange for valuation purposes. However, at December 31, 2002 the fund valued Brookfield Properties using the closing price on the New York Stock Echange, pursuant to the directive of the fund's board of directors.

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                               DECEMBER 31, 2002

                                                                   NUMBER         VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                 -----------   -----------
    RESIDENTIAL                                         8.34%
      APARTMENT                                         5.81%
         Archstone-Smith Trust................................        29,000   $   682,660
         AvalonBay Communities................................         9,600       375,744
                                                                               -----------
                                                                                 1,058,404
                                                                               -----------
      MANUFACTURED HOME                                 2.53%
         Sun Communities......................................        12,600       460,782
                                                                               -----------
         TOTAL RESIDENTIAL....................................                   1,519,186
                                                                               -----------
    SELF STORAGE                                        0.94%
         Public Storage.......................................         5,300       171,243
                                                                               -----------
    SHOPPING CENTER -- REGIONAL MALL                   19.25%
         Macerich Co. ........................................        19,400       596,550
         Mills Corp. .........................................        12,900       378,486
         Rouse Co. ...........................................        29,000       919,300
         Simon Property Group.................................        22,500       766,575
         Taubman Centers......................................        52,000       843,960
                                                                               -----------
                                                                                 3,504,871
                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $17,623,558)...   99.49%                  18,111,958
OTHER ASSETS IN EXCESS OF LIABILITIES ...............    0.51%                      93,477
                                                        ------                 -----------
NET ASSETS (Equivalent to $27.50 per share based on 661,971
  shares of capital stock outstanding) ..............  100.00%                 $18,205,435
                                                       -------                 -----------
                                                       -------                 -----------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost -- $17,623,558) (Note 1)........................  $ 18,111,958
    Receivable for investment securities sold...............       408,247
    Dividends receivable....................................       148,050
    Other assets............................................           632
                                                              ------------
         Total Assets.......................................    18,668,887
                                                              ------------

LIABILITIES:
    Due to custodian........................................       349,316
    Payable for professional fees...........................        50,601
    Payable for fund shares redeemed........................        30,481
    Payable for reports to shareholders.....................        12,404
    Payable to investment adviser...........................         4,920
    Payable to administrator................................           948
    Other liabilities.......................................        14,782
                                                              ------------
         Total Liabilities..................................       463,452
                                                              ------------
NET ASSETS applicable to 661,971 shares of $0.001 par value
    common stock outstanding (Note 5).......................  $ 18,205,435
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($18,205,435 [div] 661,971 shares outstanding)..........  $      27.50
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $ 44,134,907
    Accumulated net realized loss on investments............   (26,417,872)
    Net unrealized appreciation on investments..............       488,400
                                                              ------------
                                                              $ 18,205,435
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income (net of $3,551 of foreign withholding
       tax).................................................  $ 1,206,197
    Interest income.........................................        8,146
                                                              -----------
         Total Income.......................................    1,214,343
                                                              -----------

Expenses:
    Investment advisory fees (Note 2).......................      189,437
    Professional fees.......................................       73,245
    Reports to shareholders.................................       44,451
    Directors' fees and expenses (Note 2)...................       38,599
    Registration and filing fees............................       25,360
    Administration and transfer agent fees (Note 2).........       24,641
    Custodian fees and expenses.............................       18,147
    Amortization of organization expenses (Note 1)..........        7,736
    Line of credit fees and expenses (Note 6)...............        1,908
    Miscellaneous...........................................       16,989
                                                              -----------
         Total Expenses.....................................      440,513
                                                              -----------
    Reduction of Expenses (Note 2)..........................     (124,784)
                                                              -----------
         Net Expenses.......................................      315,729
                                                              -----------
Net Investment Income.......................................      898,614
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    1,997,128
    Net change in unrealized (depreciation) on
       investments..........................................   (1,492,737)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      504,391
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 1,403,005
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $    898,614         $   974,937
         Net realized gain/(loss) on
            investments.........................       1,997,128            (213,810)
         Net change in unrealized (depreciation)
            on investments......................      (1,492,737)            524,951
                                                    ------------         -----------
              Net increase in net assets
                resulting from operations.......       1,403,005           1,286,078
                                                    ------------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................        (892,484)           (453,593)
         Tax return of capital..................              --            (541,959)
                                                    ------------         -----------
              Total dividends and distributions
                to shareholders.................        (892,484)           (995,552)
                                                    ------------         -----------
    Capital Stock Transactions (Note 5):
         Decrease in net assets from fund share
            transactions........................      (2,514,576)        (13,544,186)
                                                    ------------         -----------
              Total decrease in net assets......      (2,004,055)        (13,253,660)

Net Assets:
    Beginning of year...........................      20,209,490          33,463,150
                                                    ------------         -----------
    End of year.................................    $ 18,205,435         $20,209,490
                                                    ------------         -----------
                                                    ------------         -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              2002        2001        2000        1999       1998
--------------------------------                             ------      ------      ------       ----       ----
Net asset value, beginning of year.....................      $26.63      $26.60      $26.76      $20.88      $ 32.25
                                                             ------      ------      ------      ------      -------
Income from investment operations:
    Net investment income..............................        1.22        1.01        1.02        0.12         0.53
    Net realized and unrealized gain/(loss) on
      investments......................................        0.80        0.17       (0.16)       5.87       (11.39)
                                                             ------      ------      ------      ------      -------
        Total from investment operations...............        2.02        1.18        0.86        5.99       (10.86)
                                                             ------      ------      ------      ------      -------
Less dividends and distributions to shareholders from:
    Net investment income..............................       (1.21)      (0.52)      (1.02)      (0.07)       (0.34)
    Tax return of capital..............................          --       (0.63)         --       (0.04)       (0.17)
                                                             ------      ------      ------      ------      -------
        Total dividends and distributions to
          shareholders.................................       (1.21)      (1.15)      (1.02)      (0.11)       (0.51)
                                                             ------      ------      ------      ------      -------
Redemption fees retained by fund.......................        0.06          --          --          --           --
                                                             ------      ------      ------      ------      -------
Net increase/(decrease) in net assets..................        0.87        0.03       (0.16)       5.88       (11.37)
                                                             ------      ------      ------      ------      -------
Net asset value, end of year...........................      $27.50      $26.63      $26.60      $26.76      $ 20.88
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
====================================================================================================================
Total investment return................................        7.67%       4.39%       3.38%      28.76%      -33.83%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).                       $ 18.2      $ 20.2      $ 33.5      $ 43.0      $  55.2
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
Ratio of expenses to average daily net assets
  (before expense reduction)...........................        2.09%       1.83%       2.40%       2.21%        1.31%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
Ratio of expenses to average daily net assets
  (net of expense reduction)...........................        1.50%       1.83%       2.37%       1.96%        1.28%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
Ratio of net investment income to average daily net
  assets (before expense reduction)....................        3.68%       3.17%       3.67%       0.26%        1.68%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
Ratio of net investment income to average daily net
  assets (net of expense reduction)....................        4.27%       3.17%       3.70%       0.51%        1.71%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------
Portfolio turnover rate................................      179.19%     107.68%      58.99%     115.43%      112.32%
                                                             ------      ------      ------      ------      -------
                                                             ------      ------      ------      ------      -------

                See accompanying notes to financial statements.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semiannually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the fund are being amortized on the straight-line basis over a period of five years from the date on which the fund commenced operations. For the year ended December 31, 2002, the fund amortized $7,736 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the adviser) serves as the fund's investment adviser pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the adviser provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the fund. For the year ended December 31, 2002, the fund incurred $189,437 in advisory fees.

    The investment adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the fund's average net assets until December 31, 2003. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. After December 31, 2003, the expense limitation may be terminated or revised at any time, at which time the fund's expenses may increase and its total return may be reduced depending on the total assets of the fund. For the year ended December 31, 2002, the investment adviser waived investment advisory fees of $124,784.

    Administration Fees: The fund has entered into an administration agreement with the adviser under which the adviser performs certain administrative functions for the fund and receives a monthly fee in an amount equal

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

to 1/12th of 0.02% of the fund's average daily net assets. For the year ended December 31, 2002, the fund paid the adviser $4,210 in fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the adviser. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2002, fees and related expenses accrued for nonaffiliated directors totaled $38,599.

    Other: At December 31 2001, there was one investor owning 9% of the funds' outstanding shares. Investment activities of this shareholder could have a material impact on the fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002 totaled $36,854,749 and $37,963,522, respectively.

NOTE 4. INCOME TAXES

    The distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                           FOR THE YEAR ENDED DECEMBER 31,
                                           --------------------------------
                                                2002             2001
                                                ----             ----
Ordinary income..........................     $892,484         $453,593
Tax return of capital....................           --          541,959
                                              --------         --------
    Total dividends and distributions to
       shareholders......................     $892,484         $995,552
                                              --------         --------
                                              --------         --------

    At December 31, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.........................................  $17,338,668
                                                         -----------
Gross unrealized appreciation..........................  $ 1,499,610
Gross unrealized depreciation..........................  $  (726,320)
                                                         -----------
Net unrealized appreciation............................  $   773,290
                                                         -----------
                                                         -----------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

ended December 31, 2002, the fund decreased undistributed net investment income on investments by $6,130, decreased paid-in capital by $355,309 and decreased accumulated net realized loss on investments by $361,439.

    At December 31, 2002, the fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2006...................................  $19,086,389
    2007...................................    6,065,253
    2008...................................    1,314,704
    2009...................................      236,415
                                             -----------
                                             $26,702,761
                                             -----------
                                             -----------

    For the year ended December 31, 2002, the fund utilized capital loss carryovers of $1,892,231.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                      FOR THE                   FOR THE
                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 2002         DECEMBER 31, 2001
                               ----------------------   -----------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
                               --------   -----------   --------   ------------
Sold.........................   123,790   $ 3,683,795    106,718   $  2,880,893
Issued as reinvestment of
  dividends..................    29,379       847,195     28,952        786,963
Redemption fees retained by
  fund(a)....................        --        42,027         --             --
Redeemed.....................  (250,155)   (7,087,593)  (634,657)   (17,212,042)
                               --------   -----------   --------   ------------
Net decrease.................   (96,986)  $(2,514,576)  (498,987)  $(13,544,186)
                               --------   -----------   --------   ------------
                               --------   -----------   --------   ------------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2002, the fund did not have any loans outstanding. For the year ended December 31, 2002, the fund paid commitment fees and other expenses of $1,908.

-------------------
(a) The fund charges a 2% redemption fee on shares sold within one year of the time of purchase.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Special Equity Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 7, 2003

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                          OVERSEEN
                                                                                                         WITHIN THE
                               POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
   NAME, ADDRESS AND AGE          WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
---------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers ..........   Director, chairman   Until next       Since      Chairman of Cohen &           8
757 Third Avenue                and secretary      election of    inception    Steers Capital
New York, New York                                  directors                  Management, Inc., the
Age: 49                                                                        fund's investment
                                                                               manager.

Martin Cohen ..............       Director,        Until next       Since      President of Cohen &          8
757 Third Avenue                president and      election of    inception    Steers Capital
New York, New York                treasurer         directors                  Management, Inc., the
Age: 54                                                                        fund's investment
                                                                               manager.

Gregory C. Clark ..........        Director        Until next       Since      Private Investor. Prior       8
99 Jane Street                                     election of    inception    thereto, President of
New York, New York                                  directors                  Wellspring Management
Age: 55                                                                        Group (investment
                                                                               advisory firm).

Bonnie Cohen ..............        Director        Until next      2001 to     Consultant. Prior             8
1824 Phelps Place, N.W.                            election of     present     thereto, Undersecretary
Washington, D.C.                                    directors                  of State, United States
Age: 60                                                                        Department of State.

George Grossman ...........        Director        Until next       Since      Attorney-at-law.              8
17 Elm Place                                       election of    inception
Rye, New York                                       directors
Age: 49

Richard J. Norman .........        Director        Until next      2001 to     Private Investor. Prior       8
7520 Hackamore Drive                               election of     present     thereto, Investment
Potomac, Maryland                                   directors                  Representative of
Age: 59                                                                        Morgan Stanley Dean
                                                                               Witter.

Willard H. Smith, Jr.  ....        Director        Until next      1996 to     Director. Board member        8
7231 Encelia Drive                                 election of     present     of Essex Property
La Jolla, California                                directors                  Trust, Inc., Highwoods
Age: 66                                                                        Properties, Inc. and
                                                                               Realty Income
                                                                               Corporation. Managing
                                                                               director at Merrill
                                                                               Lynch & Co., Equity
                                                                               Capital Markets
                                                                               Division from 1983 to
                                                                               1995

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              IN REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                       KEY INFORMATION

 Robert H. Steers                            INVESTMENT ADVISER
 Director and chairman                       Cohen & Steers Capital Management, Inc.
                                             757 Third Avenue
 Martin Cohen                                New York, NY 10017
 Director and president                      (212) 832-3232

 Gregory C. Clark                            FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                                    State Street Bank and Trust Company
                                             225 Franklin Street
 Bonnie Cohen                                Boston, MA 02110
 Director
                                             TRANSFER AGENT
 George Grossman                             Boston Financial Data Services, Inc.
 Director                                    Two Heritage Drive
                                             North Quincy, MA 02171
 Richard J. Norman                           (800) 437-9912
 Director
                                             LEGAL COUNSEL
 Willard H. Smith Jr.                        Simpson Thacher & Bartlett
 Director                                    425 Lexington Avenue
                                             New York, NY 10017
 Adam Derechin
 Vice president and assistant treasurer      DISTRIBUTOR
                                             Cohen & Steers Securities, LLC
                                             757 Third Avenue
 Joseph M. Harvey                            New York, NY 10017
 Vice president
                                             Nasdaq Symbol: CSSPX
 Lawrence B. Stoller
 Assistant secretary                         Web site: cohenandsteers.com

                                             Net asset value (NAV) can be found in
                                             the daily mutual fund listings in the
                                             financial section of most major
                                             newspapers under Cohen & Steers.

                                             This report is authorized for delivery
                                             only to shareholders of Cohen & Steers
                                             Special Equity Fund, Inc. unless
                                             accompanied or preceded by the
                                             delivery of a currently effective
                                             prospectus setting forth details of
                                             the fund. Past performance, of course,
                                             is no guarantee of future results and
                                             your investment may be worth more or
                                             less at the time you sell.

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017




            COHEN & STEERS
         SPECIAL EQUITY FUND


            ANNUAL REPORT
          DECEMBER 31, 2002


                             STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'